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                      SALOMON BROTHERS INVESTMENT SERIES
                       SUPPLEMENT DATED FEBRUARY 6, 2004
                    TO THE PROSPECTUS DATED APRIL 30, 2003

                      SALOMON BROTHERS SERIES FUNDS INC:
                    Salomon Brothers Large Cap Growth Fund

   The following information amends and supersedes, as applicable, the information contained in the Prospectus and Statement of Additional Information for Salomon Brothers Investment Series, with respect to Salomon Brothers Large Cap Growth Fund (the "Fund"):

   Effective March 1, 2004, Alan Blake has been named the Portfolio Manager of the Fund. The Fund is no longer team managed by Citi Fund Management Inc. Mr. Blake is a managing director of Citigroup Global Markets Inc. and has approximately 25 years of securities business experience. In addition, the Russell 1000 Growth Index has been adopted as the performance benchmark for the Fund.

   Also effective March 1, 2004, the monthly management fee payable by Salomon Brothers Series Funds Inc to Salomon Brothers Asset Management Inc with respect to the Fund has been reduced to an annual rate of 0.70% of the Fund's average daily net assets.



FD 02914
SAM 0547